Supplement dated July 14, 2006 to
                        Prospectus dated May 1, 2006 for:
                   LEGACY SURVIVORSHIP VARIABLE UNIVERSAL LIFE
                                    issued by
                         COLUMBUS LIFE INSURANCE COMPANY
                                   through its
                               Separate Account 1


Page 22 of the Prospectus is amended as follows:

We will not issue a policy that insures a person who will be over 79 years of age or under 20 years of age on the date we approve the application.


Page 14 of the Prospectus is amended as follows:

Effective August 15, 2006 the name of Van Kampen LIT Emerging Growth Portfolio - Class II is changed to Van Kampen LIT Strategic Growth Portfolio - Class II.







               Please retain this Supplement for future reference.